UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported): 12/23/2003
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 23 December 2003 - Re Junior Secured Notes

                                                                Press enquiries:
                     Joe Kelly, tel: 0207 306 1771; email: joe.kelly@marconi.com
                   David Beck, tel: 0207 306 1490; email: david.beck@marconi.com

                                                             Investor enquiries:
             Heather Green, tel: 0207 306 1735; email: heather.green@marconi.com


                            MARCONI CORPORATION PLC
    MARCONI ANNOUNCES NOTES REPURCHASE AND PROVIDES NOTICE OF FIFTH PARTIAL
                                 REDEMPTION OF
                  10% GUARANTEED JUNIOR SECURED NOTES DUE 2008
                             CUSIP No. : G58129AD2
                            ISIN No. : XS0166109768

   -$17.6 million (approximately GBP10.0 million) Junior Notes repurchased; and -$51.6 million (approximately GBP29.3 million) Junior Notes to be redeemed at 110%
   -Reduces principal amount of Junior Notes to $185.7 million (approximately
    GBP105.4 million)

London - 23 December 2003 - Marconi Corporation plc (LSE: MONI; NASDAQ: MRCIY) announced today that it had purchased $17.6 million (approximately GBP10.0 million) principal amount of Marconi $487 million 10% guaranteed Junior Secured Notes due 2008 (the Junior Notes) for a total cash outlay, excluding accrued interest and fees, of $19.4 million (approximately GBP11.0 million) in open market transactions.

The repurchases were undertaken by Marconi Corporation plc. Under the terms of the Group's Junior Notes indenture, the repurchased Notes will be cancelled within 90 days and may not be re-issued or resold to any third party. Marconi may purchase additional Junior or Senior Notes in the future.

In addition, Marconi today gave notice to the owners of its Junior Notes pursuant to Section 3.02 of the Indenture dated as of 19 May 2003 (the Indenture) made between the Company, the guarantors named therein and JP Morgan Chase Bank (the Trustee) that pursuant to Section 3.08 of the Indenture $51.6 million (approximately GBP29.3 million) aggregate principal amount of Securities (the Redemption Securities) will be redeemed on 12 January 2004 (the Redemption
Date).

The redemption price (the Redemption Price) shall be 110.0% of the principal amount of the Redemption Securities redeemed plus 72 days accrued interest to the Redemption Date.

In line with the mechanism used for the previous partial redemptions of the Junior Notes, which took effect on 31 July, 30 September, 17 October and 2 December 2003 respectively, a pool factor will be applied to every holding. Further details of the pool factor to be applied from the Redemption Date will be announced once the pool factor has been confirmed by the Registrar.

This mandatory partial redemption has primarily resulted from a reduction in the amount of cash collateral held against certain bonding facilities following agreement with one of the Group's performance bonding providers and the expiry of certain other performance bonds and letters of credit. Marconi will disclose the balance of cash collateral relating to performance bonds as at 31 December 2003 when it publishes its third quarter results.

The paying agent with respect to the Redemption Securities is:

The Bank of New York
One Canada Square
London E14 5AL
England
Attention: Corporate Trust Office.

Any queries in respect of payment, pool factor or related matters should be directed to Emma Wilkes at Bank of New York on (+44) 20 7964 7662, who are the Registrar, the Depositary and the Paying Agent.

On the Redemption Date, the Redemption Price, together with accrued interest and any Additional Amounts (as described in the Indenture), will become due and payable. Unless the Company defaults in making the redemption payment, the Redemption Securities shall cease to bear interest from and after the Redemption Date. The Redemption Securities will be cancelled following redemption by the Company.

In aggregate, Marconi has now repurchased or redeemed $249.6 million principal amount of Junior Note reducing the principal amount outstanding and not owned by Marconi Corporation plc to $237.3 million (approximately GBP134.7 million) as at 23 December 2003. After the fifth partial redemption scheduled on 12 January 2004, the principal amount will be further reduced to $185.7 million (approximately GBP105.4 million).

(Exchange rate, GBP1 = USD 1.7615)

ENDS/...

About Marconi Corporation plc
Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on the Nasdaq under the symbol MRCIY.

Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2003 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This document contains certain statements that are not historical facts, including statements about Marconi's expectations and beliefs and statements with respect to its business plan and other objectives. Such statements are forward-looking statements. These statements typically contain words such as "intends", "expects", "anticipates", "estimates" and words of similar import. Undue reliance should not be placed on such statements, which are based on Marconi's current plans, estimates, projections and assumptions. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances which may occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to future revenues being lower than expected; increasing competitive pressures within the industry; general economic conditions or conditions affecting the relevant industries, both domestically and internationally, being less favourable than expected. Marconi has identified some important factors that may cause such differences in the Company's Form 20-F annual report for year ended 31 March 2003 and Form 6-K report for the quarter ended 30 June 2003 and Form 10-Q for the quarter ended 30 September 2003 filed with the US Securities and Exchange Commission. Marconi disclaims any obligation to publicly update or revise these forward-looking statements, whether to reflect new information or future events or circumstances or otherwise.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: December 23, 2003